UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting material Pursuant to § 240.14a-12

PENN Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

HG VORA CAPITAL MANAGEMENT, LLC

HG VORA SPECIAL OPPORTUNITIES MASTER FUND, LTD.

DOWNRIVER SERIES LP – SEGREGATED PORTFOLIO C

PARAG VORA

JOHNNY HARTNETT

CARLOS RUISANCHEZ

WILLIAM CLIFFORD

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On May 19, 2025, HG Vora Capital Management, LLC and certain of its affiliates, the beneficial owners of approximately 4.80% of the outstanding common stock of PENN Entertainment, Inc. (NASDAQ: PENN), issued the following press release:

HG VORA ISSUES STATEMENT REGARDING PENN ENTERTAINMENT’S REVEALED INTENT TO ADD DIRECTOR AFTER 2025 ANNUAL MEETING TO AVOID SHAREHOLDER ACCOUNTABILITY

HG Vora Fights in Court to Have Votes for its Third Director Nominee, William Clifford, Counted

Urges Shareholders to Vote for HG Vora’s Three Independent Nominees on the GOLD Proxy Card to Send a Clear Message to PENN’s Board that Shareholder-Led Change Is Needed

New York – May 19, 2025 – HG Vora Capital Management, LLC (together with its affiliates, “HG Vora”) today issued the following statement regarding the acknowledgement buried in PENN Entertainment, Inc.’s (NASDAQ: PENN) (“PENN” or the “Company”) May 19, 2025 letter that it “will continue to consider opportunities to further refresh the Board” after the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 17, 2025. On April 25, 2025, PENN’s Board unilaterally reduced the number of seats up for election at the Annual Meeting, which HG Vora believes was done to deprive shareholders of their fundamental right to elect three directors of their choosing.

“PENN’s statement today reflects its continued and ongoing assault on shareholder rights and demonstrates the lengths this Board will go to entrench itself. PENN’s statement suggests that it is going to expand the Board by adding back the seat that it removed last month and unilaterally name a director of its choosing for a three-year term – all after the 2025 Annual Meeting. These self-serving actions have no legitimate corporate purpose and are being done to deprive shareholders of the right to vote or oppose the nomination of a third director. This is simply unacceptable and should not be tolerated.

“HG Vora has nominated a highly qualified third independent director candidate in William Clifford and is now fighting in court for injunctive relief to have all votes for him counted at the Annual Meeting. Accordingly, HG Vora filed a motion on May 14, 2025 for expedited relief and a rapid trial in federal court in Pennsylvania, which PENN is opposing. HG Vora did not seek a preliminary injunction so the Board would not have the excuse to delay the Annual Meeting and avoid seating the other two HG Vora-nominated director candidates – Johnny Hartnett and Carlos Ruisanchez.

“Importantly, because of PENN’s history of using the corporate machinery to thwart the will of shareholders, and its track record of value destruction, HG Vora believes shareholders should not tolerate such a manipulation of the electoral process and that PENN’s Board has forfeited the right to select directors without shareholder input.”

HG Vora encourages all shareholders to review its materials, which are available at www.WinAtPENN.com.

VOTE THE GOLD PROXY CARD TODAY TO SEND A MESSAGE TO PENN THAT GENUINE CHANGE IS NEEDED.

Voting HG Vora’s GOLD proxy card allows you to tell PENN that you want to elect William Clifford as well as Johnny Hartnett and Carlos Ruisanchez.

If you have already voted using the Company’s proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the pre-paid envelope or by voting via Internet by following the instructions on the GOLD proxy card.

Contacts

Investors

Bruce Goldfarb/Chuck Garske

Okapi Partners

(877) 629-6355

Media

Jonathan Gasthalter/Nathaniel Garnick/Iain Hughes

Gasthalter & Co.

(212) 257-4170

Cautionary Statement Regarding Forward-Looking Statements

The information herein contains “forward-looking statements” that can be identified by the fact that they do not relate strictly to historical or current facts. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “intends,” “estimates,” “projects,” “potential,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if HG Vora’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by HG Vora that the future plans, estimates or expectations contemplated will ever be achieved. The information herein does not constitute an offer to sell or solicitation of an offer to buy any of the securities described herein in any state to any person.

Certain Information Concerning the Participants

HG Vora and the other Participants (as defined below) filed a definitive proxy statement and accompanying gold universal proxy card with the SEC on May 12, 2025 to be used to solicit proxies for the election of its slate of director nominees at the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) of PENN Entertainment, Inc. (“PENN”).

The participants in the proxy solicitation are currently anticipated to be HG Vora Capital Management, LLC (the “Investment Manager”), HG Vora Special Opportunities Master Fund, Ltd. (“Master Fund”), Downriver Series LP – Segregated Portfolio C (“Downriver”), Parag Vora (“Mr. Vora” and, collectively with Investment Manager, Master Fund and Downriver, “HG Vora”), Johnny Hartnett, Carlos Ruisanchez and William Clifford (collectively all of the foregoing, the “Participants”).

As of the date hereof, (i) Master Fund directly owns 3,825,000 shares of common stock, par value $0.001 per share (the “Common Stock”), of PENN, including 100 shares of Common Stock as the record holder and (ii) Downriver directly owns 3,425,000 shares of Common Stock, including 100 shares of Common Stock as the record holder (collectively, the 7,250,000 shares of Common Stock owned by Master Fund and Downriver, the “HG Vora Shares”). The HG Vora Shares collectively represent approximately 4.80% of the outstanding shares of Common Stock, based on the 150,852,769 shares of Common Stock outstanding as of April 24, 2025, as disclosed by PENN on its proxy statement for the Annual Meeting. The Investment Manager is the investment manager of Master Fund and Downriver, each of which have delegated all investment and voting decisions to the Investment Manager. Mr. Vora is the manager of the Investment Manager and has authority over day-to-day operations and investment and voting decisions, including with respect to the HG Vora Shares, of the Investment Manager. Each of the Investment Manager and Mr. Vora may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the HG Vora Shares and indirect ownership thereof. Mr. Ruisanchez directly owns 3,150 shares of Common Stock. Neither Mr. Clifford nor Mr. Hartnett beneficially own any shares of Common Stock. Certain of the Participants are also from time to time party to certain derivative instruments that provide economic exposure to PENN’s Common Stock. All of the foregoing information is as of the date hereof unless otherwise disclosed.

Important Information and Where to Find It

HG VORA STRONGLY ADVISES ALL SHAREHOLDERS OF THE CORPORATION TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT WWW.SEC.GOV. THE DEFINITIVE PROXY AND ACCOMPANYING PROXY CARD WILL ALSO BE FURNISHED TO SOME OR ALL OF THE COMPANY’S SHAREHOLDERS. SHAREHOLDERS MAY DIRECT A REQUEST TO THE PARTICIPANTS’ PROXY SOLICITOR, OKAPI PARTNERS LLC, 1212 AVENUE OF THE AMERICAS, 17TH FLOOR, NEW YORK, NEW YORK 10036 (SHAREHOLDERS CAN CALL TOLL-FREE: (877) 629-6355).